                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                        October 16, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On October 16, 2007, Hancock Holding Company
issued a press release announcing earnings for third quarter of 2007.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated October 16, 2007, headed "Hancock Holding
                             Company announces earnings for third quarter
                             2007" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2007
       -----------------------

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
October 16, 2007

For More Information
--------------------
Carl J. Chaney, Chief Executive Officer
John M. Hairston, Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559

-------------------------------------------------------------------------------------------------------------------
Hancock Holding Company announces earnings for third quarter 2007

GULFPORT, MS (October 16, 2007) — Hancock Holding Company (NASDAQ: HBHC) announced earnings for the third quarter ended September 30, 2007. Hancock’s third quarter 2007 earnings were $17.7 million, a decrease of $18.3 million, or 50.8 percent, from the third quarter of 2006. Diluted earnings per share for the third quarter of 2007 were $0.55, a decrease of $0.56 from the same quarter a year ago. Earnings for the third quarter of 2007 were down $2.6 million, or 12.72 percent, from the second quarter of 2007. Diluted earnings per share were down $0.07 from the second quarter of 2007.

Net income for 2006 was affected by several items related to the impact of Hurricane Katrina, which made landfall in the Company’s operating region on August 29, 2005. In the third quarter of 2006, the Company reversed $20.0 million from the storm-related allowance for loan losses due to better than expected loss experience with storm-impacted credits, adding $13.0 million in after-tax earnings and $.39 in diluted earnings per share to the third quarter of 2006. Excluding the aforementioned reserve reversal, net earnings in the third quarter were down $5.2 million, or 22.84 percent, from the same quarter a year ago and diluted earnings per share were down $.14.

Chief Executive Officer Carl J. Chaney commented on Hancock’s third quarter results, “The comparison to last year was affected by the partial reversal of the storm-related allowance that took place in 2006. The primary driver of the quarter’s earnings was higher expense levels, mostly in personnel, buildings and equipment costs — mainly related to ongoing recovery efforts and expansions in new or existing markets. A plan of action has been undertaken to reduce our operating costs across all aspects of our operations, which will help us quickly return to the top quartile peer performance level we have attained for the last four years.”

Third Quarter 2007 Financial Highlights
     o   Net Income and Returns: Hancock's net income for the third quarter of 2007 was $17.7 million, compared to
         $36.0 million for the same quarter a year ago.  Return on average assets for the quarter was 1.21 percent, compared to 2.36 percent for 2006's third quarter.  Return on average common equity was 12.58 percent, compared to 27.58 percent for the same quarter a year ago.  For the second quarter of 2007, return on average assets was 1.42 percent and return on average common equity was 14.53 percent.  As mentioned, third quarter
         2006's earnings and return levels were significantly affected by a $20.0 million reversal of the storm-related allowance for loan losses due to better than expected loss experience with storm-impacted credits.
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     o   Asset Quality & Allowance for Loan Losses:  Hancock recorded a provision for loan losses of $1.6 million in the third quarter which, when combined with the quarter's net charge-offs of $1.9 million, resulted in the
         $.3 million reduction in the allowance for loan losses between June 30, 2007, and September 30, 2007.  This reduction was necessary to adjust the allowance to the level dictated by the Company's reserving methodologies.  Net charge-offs for the third quarter of 2007 were $1.9 million, or 0.21 percent of average loans, up $352 thousand from the $1.5 million, or 0.18 percent of average loans, reported for the second quarter of 2007.  Net charge-offs for the third quarter of 2006 were $2.61 million or 0.34 percent of average loans.  Non-performing assets as a percent of total loans and foreclosed assets was 0.28 percent at September
         30, 2007, compared to 0.25 percent at June 30, 2007.  The Company's allowance for loan losses was $45.90 million at September 30, 2007, down $0.3 million from the $46.23 million reported at June 30, 2007, and $2.45 million lower than the $48.35 million reported at September 30, 2006.  The ratio of the allowance for loan losses as a percent of period-end loans was 1.31 percent at September 30, 2007, and 1.35 percent at June 30,
         2007.

         Chief Credit Officer Alfred Rath commented, "At this point, loan quality for both consumer and commercial loans continues to track favorably.  In previous natural disasters, loan quality at affected financial institutions began to show signs of weakening at the 18-24 month milestone.  We see no such degradation at this time but will continue to closely monitor all aspects of asset quality."

     o   Loans:  For the quarter ended September 30, 2007, Hancock's average total loans were $3.5 billion, which represented an increase of $389.8 million, or 13 percent, from the quarter ended September 30, 2006.
         Period-end loans were up $97.1 million, or 3 percent, compared to June 30, 2007.  Average total loans were up
         $98.7 million, or 12 percent annualized, from the second quarter of 2007.  Of that increase, approximately $39 million of growth was in Mississippi, $51 million in Louisiana, $8 million in Alabama, and $1 million in
         Florida.  The majority of the increase in average loans compared to last quarter was in commercial purpose loans (approximately $66.5 million).

     o   Deposits:  Period-end deposits for the third quarter were $5.0 billion, down $1.06 million, or .02 percent, from September 30, 2006, but were up $21.8 million, or 0.44 percent, from June 30, 2007.  Average deposits were up $95.4 million, or 8 percent annualized, from the second quarter of 2007.  The increase in average deposits was in time deposits (up $181.9 million) and in public fund deposits (up $47.9 million).
         These increases were offset by decreases in interest-bearing transaction deposits (down $77.2 million) and
         non-interest bearing deposits (down $57.2 million).     The majority of the decreased levels of transaction
         deposits (interest-bearing and non-interest) continued to be concentrated in the Company's Katrina-affected
         Mississippi markets and related to customers' reducing deposit levels for rebuilding purposes.

     o   Net Interest Income:  Net interest income (te) for the third quarter decreased $5.7 million, or 10 percent, from the third quarter of 2006, and was down $244 thousand from the second quarter of 2007.  The
         Company's net interest margin (te) was 4.06 percent in the third quarter, 23 basis points narrower than the same quarter a year ago and 11 basis points narrower than the previous quarter.  Compared to the same quarter a year ago, the primary driver of the $5.7 million decrease in net interest income (te) was a $250 million, or
         4.5 percent, decrease in average earning assets, mainly from a reduction in funding total borrowings of $98.6 million, or 32 percent, and a decrease in average deposits of $114.1 million, or 2 percent.  The slightly lower level of net interest income (te) in the third quarter compared to the second quarter was due mostly
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         to an increase in the Company's funding costs, which were up 16 basis points.  The total cost of funds was up due to an increase in the rate paid on time deposits (up 10 basis points) and an unfavorable change in the third quarter's funding mix - higher levels of more costly time deposits and lower levels of transaction deposits.

     o   Non-interest income:  Non-interest income for the third quarter was up $4.9 million, or 19 percent, compared to the same quarter a year ago and was up $292 thousand, or 1 percent, compared to the previous quarter.  The primary factors impacting the higher levels of non-interest income (excluding securities transactions), as compared to the same quarter a year ago, were higher levels of service charge income (up
         $1.4 million, or 14 percent) and trust revenue (up $718 thousand, or 23 percent), investment and annuity fees
         (up $658 thousand), and other income (up $1.6 million).  The increase  in non-interest income (excluding securities transactions) for the third quarter compared to the prior quarter was due to increases in service charge fees (up $614 thousand), other income (up $703 thousand), and investment and annuity fees (up $235 thousand), which were mostly offset by  reductions in insurance fees (down $777 thousand), trust fees (down
         $232 thousand), debit card income (down $149 thousand), and secondary mortgage operations (down $181 thousand).

     o   Operating expense:  Operating expenses for the third quarter were $4.9 million or 10 percent, higher compared to the same quarter a year ago and were $3.3 million, or 6 percent, higher than the previous quarter.  Much of the expense increase from last year and the prior quarter were related to ongoing recovery and rebuilding efforts on the part of the Company as well as an expansion into the Mobile, New Orleans, and
         Pensacola markets.  The increase from the same quarter a year ago was reflected in higher levels of occupancy expense (up $1.8 million), personnel expense (up $1.5 million), and other operating expense (up $1.4 million).  The increase in operating expense over last quarter was due to higher levels of personnel expense
         (up $3.7 million) and occupancy expense (up $.3 million), offset slightly by a reduction in other operating expense (down $.7 million).  Full-time equivalent headcount at September 30, 2007, was up 22 from June 30,
         2007, and was up 178 compared to September 30, 2006.
Expense Control Efforts

The Company is focused on the need to control expenses and ensure that shareholder value is received for each dollar expended. To that end, Hancock has embarked on a stringent expense control plan to reduce operating expenses not directly related to expansion in new markets. A plan of action has been undertaken to improve the Company’s operational efficiency through the rationalization of every large vendor relationship, reductions in total personnel expense, and tightened management accountability for all organizational business units and segments.

Chief Executive Officer John M. Hairston stated, “We are unwaveringly committed to superior performance for Hancock. We have taken immediate action to aggressively manage controllable expenses downward while continuing our investments in promising markets. Expense control initiatives will yield measurable improvements and restore the Company to top quartile performance.”

Stock Repurchases

Approximately 343,000 of the Company’s shares were repurchased during the third quarter of 2007 under the Stock Repurchase Plan that was approved in 2000. The Company has repurchased 1,004,000 shares through September 30, 2007, compared to 39,000 shares during the first nine months of 2006. The remaining plan shares available for repurchase at September 30, 2007, were 0.6 million shares. Management intends to continue repurchasing shares as long as market conditions are conducive to that action.

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About Hancock Holding Company & Hancock Bank

Hancock Holding Company — parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, Hancock Bank of Florida, and Hancock Bank of Alabama — has assets of approximately $5.9 billion. Founded October 9, 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions according to Veribanc, Inc., and BauerFinancial Services, Inc. Thomson Financial also listed Hancock as the ninth largest corporate trustee bank in the U.S. More corporate information and online banking are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                               Three Months Ended            Nine Months Ended
                                                                      ---------------------------------   -------------------------
                                                                       9/30/2007   6/30/2007  9/30/2006   9/30/2007       9/30/2006
                                                                      ---------------------------------   -------------------------
Per Common Share Data

Earnings per share:
    Basic                                                                  $0.55      $0.63      $1.11        $1.77          $2.46
    Diluted                                                                $0.55      $0.62      $1.08        $1.74          $2.41
Cash dividends per share                                                  $0.240     $0.240     $0.240       $0.720         $0.655
Book value per share (period-end)                                         $17.55     $17.13     $16.64       $17.55         $16.64
Tangible book value per share (period-end)                                $15.32     $14.90     $14.47       $15.32         $14.47
Weighted average number of shares:
    Basic                                                                 32,005     32,233     32,566       32,299         32,500
    Diluted                                                               32,492     32,749     33,333       32,847         33,274
Period-end number of shares                                               31,786     32,094     32,584       31,786         32,584
Market data:
    High closing price                                                    $43.90     $44.37     $56.79       $54.09         $57.19
    Low closing price                                                     $32.78     $37.50     $49.71       $32.78         $37.75
    Period end closing price                                              $40.08     $37.55     $53.55       $40.08         $53.55
    Trading volume                                                        10,290     11,614      8,135       30,485         20,883

Other Period-end Data

FTE headcount                                                              1,966      1,944      1,788        1,966          1,788
Tangible common equity                                                  $486,871   $478,085   $471,387     $486,871       $471,387
Tier I capital                                                          $508,554   $510,096   $487,668     $508,554       $487,668
Goodwill                                                                 $62,277    $62,277    $59,708      $62,277        $59,708
Amortizable intangibles                                                   $8,195     $8,607     $9,913       $8,195         $9,913
Mortgage servicing intangibles                                              $632       $729     $1,093         $632         $1,093
Common shares repurchased for publicly announced plans                       343        433          -        1,004             39

Performance Ratios

Return on average assets                                                   1.21%      1.42%      2.36%        1.31%          1.77%
Return on average common equity                                           12.58%     14.53%     27.58%       13.63%         21.42%
Earning asset yield (TE)                                                   6.81%      6.76%      6.60%        6.74%          6.36%
Total cost of funds                                                        2.75%      2.59%      2.30%        2.65%          2.08%
Net interest margin (TE)                                                   4.06%      4.17%      4.29%        4.09%          4.28%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                           65.18%     61.27%     58.76%       62.55%         58.73%
Common equity (period-end) as a percent of total assets (period-end)       9.45%      9.36%      8.86%        9.45%          8.86%
Leverage (Tier I) ratio                                                    8.82%      9.01%      8.15%        8.82%          8.15%
Tangible common equity ratio                                               8.34%      8.24%      7.79%        8.34%          7.79%
Net charge-offs as a percent of average loans                              0.21%      0.18%      0.34%        0.19%          0.24%
Allowance for loan losses as a percent of period-end loans                 1.31%      1.35%      1.55%        1.31%          1.55%
Allowance for loan losses to NPAs + accruing loans 90 days past due      335.22%    410.98%    494.65%      335.22%        494.65%
Loan/deposit ratio                                                        70.28%     69.62%     60.97%       68.60%         59.11%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                    36.27%     35.94%     30.18%       34.94%         30.13%

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Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                         Three Months Ended                 Nine Months Ended
                                                            ------------------------------------------- --------------------------
                                                               9/30/2007      6/30/2007      9/30/2006     9/30/2007    9/30/2006
                                                            ------------- -------------- -------------- ------------- ------------
Asset Quality Information

Non-accrual loans                                                 $8,500         $7,544         $5,179        $8,500       $5,179
Foreclosed assets                                                  1,374          1,146            970         1,374          970
                                                            ------------- -------------- -------------- ------------- ------------
Total non-performing assets                                       $9,874         $8,690         $6,149        $9,874       $6,149
                                                            ------------- -------------- -------------- ------------- ------------
Non-performing assets as a percent of loans and
  foreclosed assets                                                0.28%          0.25%          0.20%         0.28%        0.20%
Accruing loans 90 days past due                                   $3,819         $2,558         $3,626        $3,819       $3,626
Accruing loans 90 days past due as a percent of loans              0.11%          0.07%          0.12%         0.11%        0.12%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                   0.39%          0.33%          0.31%         0.39%        0.31%

Net charge-offs                                                   $1,880         $1,528         $2,608        $4,873       $5,501
Net charge-offs as a percent of average loans                      0.21%          0.18%          0.34%         0.19%        0.24%

Allowance for loan losses                                        $45,901        $46,227        $48,352       $45,901      $48,352
Allowance for loan losses as a percent of period-end loans         1.31%          1.35%          1.55%         1.31%        1.55%
Allowance for loan losses to NPAs + accruing loans 90
 days past due                                                   335.22%        410.98%        494.65%       335.22%      494.65%

Provision for loan losses                                         $1,554         $1,238       (20,000)        $4,002    ($20,705)

Allowance for Loan Losses

Beginning Balance                                                $46,227        $46,517        $70,960       $46,772      $74,558
Provision for loan loss                                            1,554          1,238       (20,000)         4,002     (20,705)
Charge-offs                                                        3,610          3,521          6,358        10,207       15,022
Recoveries                                                         1,730          1,993          3,750         5,334        9,521
                                                            ------------- -------------- -------------- ------------- ------------
Net charge-offs                                                    1,880          1,528          2,608         4,873        5,501
                                                            ------------- -------------- -------------- ------------- ------------
Ending Balance                                                   $45,901        $46,227        $48,352       $45,901      $48,352
                                                            ------------- -------------- -------------- ------------- ------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                       ($58)          ($63)           $522           $47       ($628)
Mortgage loans                                                         -           (22)            367             1          576
Direct consumer loans                                                864            617          1,003         1,835        3,264
Indirect consumer loans                                              314            471            294         1,216        1,338
Finance company loans                                                760            525            422         1,774          951
                                                            ------------- -------------- -------------- ------------- ------------
Total net charge-offs                                             $1,880         $1,528         $2,608        $4,873       $5,501
                                                            ============= ============== ============== ============= ============

Average loans:
Commercial/real estate loans                                  $2,055,922     $1,989,420     $1,759,173    $1,992,890   $1,711,525
Mortgage loans                                                   439,459        433,310        423,610       433,006      414,768
Direct consumer loans                                            491,417        487,267        470,771       487,985      468,196
Indirect consumer loans                                          373,677        360,451        347,404       363,773      349,076
Finance Company loans                                            109,807        101,092         79,483       101,135       71,869
                                                            ------------- -------------- -------------- ------------- ------------
Total average loans                                           $3,470,282     $3,371,540     $3,080,441    $3,378,789   $3,015,434

Net charge-offs to average loans:
Commercial/real estate loans                                      -0.01%         -0.01%          0.12%         0.00%       -0.05%
Mortgage loans                                                     0.00%         -0.02%          0.34%         0.00%        0.19%
Direct consumer loans                                              0.70%          0.51%          0.85%         0.50%        0.93%
Indirect consumer loans                                            0.33%          0.52%          0.34%         0.45%        0.51%
Finance Company loans                                              2.74%          2.08%          2.11%         2.34%        1.77%
                                                            ------------- -------------- -------------- ------------- ------------
Total net charge-offs to average loans                             0.21%          0.18%          0.34%         0.19%        0.24%
                                                            ------------- -------------- -------------- ------------- ------------

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Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                              ------------------------------------------ -------------------------------
                                                            Three Months Ended                  Nine Months Ended
                                              ------------------------------------------ -------------------------------
                                                 9/30/2007     6/30/2007      9/30/2006       9/30/2007       9/30/2006
                                              ------------ -------------- -------------- ---------------- --------------
Income Statement

Interest income                                   $87,661        $84,937        $89,233         $258,307       $257,226
Interest income (TE)                               90,033         87,204         91,275          265,362        263,226
Interest expense                                   36,467         33,394         31,988          104,169         85,897
                                              ------------ -------------- -------------- ---------------- --------------
Net interest income (TE)                           53,566         53,810         59,287          161,193        177,329
Provision for loan losses                           1,554          1,238       (20,000)            4,002       (20,705)
Noninterest income excluding
  securities transactions                          30,485         30,193         25,627           86,566         76,459
Securities transactions gains/(losses)                 34             34            110               74            228
Noninterest expense                                55,196         51,857         50,337          156,192        150,674
                                              ------------ -------------- -------------- ---------------- --------------
Income before income taxes                         24,963         28,675         52,645           80,584        118,047
Income tax expense                                  7,224          8,352         16,614           23,292         38,006
                                              ------------ -------------- -------------- ---------------- --------------
Net income                                        $17,739        $20,323        $36,031          $57,292        $80,041
                                              ============ ============== ============== ================ ==============

Noninterest Income and Noninterest Expense

Service charges on deposit accounts               $11,085        $10,471         $9,719          $30,747        $26,826
Trust fees                                          3,892          4,124          3,174           11,708          9,662
Debit card & merchant fees                          2,025          2,171          1,744            5,975          5,316
Insurance fees                                      4,256          5,033          4,145           13,657         13,900
Investment & annuity fees                           2,253          2,018          1,595            6,249          4,450
ATM fees                                            1,434          1,358          1,223            4,116          3,790
Secondary mortgage market operations                  935          1,116          1,018            2,962          2,583
Other income                                        4,605          3,902          3,009           11,152          9,932
                                              ------------ -------------- -------------- ---------------- --------------
Noninterest income excluding
  securities transactions                         $30,485        $30,193        $25,627          $86,566        $76,459
Securities transactions gains/(losses)                 34             34            110               74            228
                                              ------------ -------------- -------------- ---------------- --------------
Total noninterest income including
 securities transactions                          $30,519        $30,227        $25,737          $86,640        $76,687
                                              ============ ============== ============== ================ ==============

Personnel expense                                 $28,531        $24,837        $27,059          $79,932        $79,661
Occupancy expense (net)                             4,731          4,469          2,882           13,273         10,015
Equipment expense                                   2,814          2,768          2,647            7,855          8,131
Other operating expense                            18,708         19,399         17,304           53,913         51,241
Amortization of intangibles                           412            384            445            1,219          1,626
                                              ------------ -------------- -------------- ---------------- --------------
Total noninterest expense                         $55,196        $51,857        $50,337         $156,192       $150,674
                                              ============ ============== ============== ================ ==============

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Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                    ------------------------------------------ -------------------------------
                                                                Three Months Ended                    Nine Months Ended
                                                    ------------------------------------------ -------------------------------
                                                       9/30/2007    6/30/2007      9/30/2006       9/30/2007       9/30/2006
                                                    ------------ -------------- -------------- ---------------- --------------
Period-end Balance Sheet

Commercial/real estate loans                         $2,090,992     $2,044,170     $1,800,643       $2,090,992     $1,800,643
Mortgage loans                                          432,154        420,342        416,691          432,154        416,691
Direct consumer loans                                   494,667        481,565        471,837          494,667        471,837
Indirect consumer loans                                 380,561        364,375        350,013          380,561        350,013
Finance Company loans                                   114,919        105,700         83,278          114,919         83,278
                                                    ------------ -------------- -------------- ---------------- --------------
Total loans                                           3,513,293      3,416,152      3,122,462        3,513,293      3,122,462
Loans held for sale                                      17,698         25,198         18,700           17,698         18,700
Securities                                            1,681,850      1,617,204      2,303,396        1,681,850      2,303,396
Short-term investments                                   99,176        196,944         74,903           99,176         74,903
                                                    ------------ -------------- -------------- ---------------- --------------
Earning assets                                        5,312,017      5,255,498      5,519,461        5,312,017      5,519,461
                                                    ------------ -------------- -------------- ---------------- --------------
Allowance for loan losses                               (45,901)       (46,227)       (48,352)         (45,901)       (48,352)
Other assets                                            639,937        665,535        650,556          639,937        650,556
                                                    ------------ -------------- -------------- ---------------- --------------
Total assets                                         $5,906,053     $5,874,806     $6,121,665       $5,906,053     $6,121,665
                                                    ============ ============== ============== ================ ==============
Noninterest bearing deposits                           $891,842       $938,702     $1,062,392         $891,842     $1,062,392
Interest bearing transaction deposits                 1,357,835      1,412,123      1,510,785        1,357,835      1,510,785
Interest bearing Public Fund deposits                   837,073        891,803        795,927          837,073        795,927
Time deposits                                         1,912,799      1,735,105      1,631,504        1,912,799      1,631,504
                                                    ------------ -------------- -------------- ---------------- --------------
Total interest bearing deposits                       4,107,707      4,039,031      3,938,216        4,107,707      3,938,216
                                                    ------------ -------------- -------------- ---------------- --------------
Total deposits                                        4,999,549      4,977,733      5,000,608        4,999,549      5,000,608
Other borrowed funds                                    216,481        208,938        430,827          216,481        430,827
Other liabilities                                       132,048        138,437        148,129          132,048        148,129
Common shareholders' equity                             557,975        549,698        542,101          557,975        542,101
                                                    ------------ -------------- -------------- ---------------- --------------
Total liabilities & common equity                    $5,906,053     $5,874,806     $6,121,665       $5,906,053     $6,121,665
                                                    ============ ============== ============== ================ ==============
Average Balance Sheet

Commercial/real estate loans                         $2,055,922     $1,989,420     $1,759,173       $1,992,890     $1,711,525
Mortgage loans                                          439,458        433,310        423,610          433,006        414,768
Direct consumer loans                                   491,417        487,267        470,771          487,985        468,196
Indirect consumer loans                                 373,677        360,451        347,404          363,773        349,076
Finance Company loans                                   109,808        101,092         79,483          101,135         71,869
                                                    ------------ -------------- -------------- ---------------- --------------
Total loans                                           3,470,282      3,371,540      3,080,441        3,378,789      3,015,434
Securities                                            1,668,279      1,733,869      2,334,242        1,743,641      2,254,068
Short-term investments                                  120,116         67,520         94,026          139,323        255,265
                                                    ------------ -------------- -------------- ---------------- --------------
Earning average assets                                5,258,677      5,172,929      5,508,709        5,261,753      5,524,767
                                                    ------------ -------------- -------------- ---------------- --------------
Allowance for loan losses                               (46,216)       (46,511)       (61,525)         (46,475)       (69,840)
Other assets                                            624,566        607,941        602,833          610,249        590,642
                                                    ------------ -------------- -------------- ---------------- --------------
Total assets                                         $5,837,027     $5,734,359     $6,050,017       $5,825,527     $6,045,569
                                                    ============ ============== ============== ================ ==============

Noninterest bearing deposits                           $893,455       $950,637     $1,098,716         $942,360     $1,158,844
Interest bearing transaction deposits                 1,383,851      1,461,092      1,590,318        1,445,384      1,666,689
Interest bearing Public Fund deposits                   823,316        775,431        791,825          806,476        780,947
Time deposits                                         1,837,292      1,655,322      1,571,129        1,730,787      1,494,748
                                                    ------------ -------------- -------------- ---------------- --------------
Total interest bearing deposits                       4,044,459      3,891,845      3,953,272        3,982,647      3,942,384
                                                    ------------ -------------- -------------- ---------------- --------------
Total deposits                                        4,937,914      4,842,482      5,051,988        4,925,007      5,101,228
Other borrowed funds                                    206,072        197,261        304,686          203,025        267,666
Other liabilities                                       133,695        133,783        175,093          135,396        177,183
Common shareholders' equity                             559,346        560,833        518,250          562,099        499,492
                                                    ------------ -------------- -------------- ---------------- --------------
Total liabilities & common equity                    $5,837,027     $5,734,359     $6,050,017       $5,825,527     $6,045,569
                                                    ============ ============== ============== ================ ==============

                                                                            - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                               ------------------------------------------- -------------------------------
                                                             Three Months Ended                  Nine Months Ended
                                               ------------------------------------------- -------------------------------
                                                  9/30/2007     6/30/2007      9/30/2006       9/30/2007       9/30/2006
                                               ------------- -------------- -------------- ---------------- --------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                65.99%         65.17%         55.92%           64.21%         54.58%
Securities                                           31.73%         33.52%         42.37%           33.14%         40.80%
Short-term investments                                2.28%          1.31%          1.71%            2.65%          4.62%
                                               ------------- -------------- -------------- ---------------- --------------
Earning average assets                              100.00%        100.00%        100.00%          100.00%        100.00%
                                               ============= ============== ============== ================ ==============

Noninterest bearing deposits                         16.99%         18.38%         19.95%           17.91%         20.98%
Interest bearing transaction deposits                26.32%         28.24%         28.87%           27.47%         30.16%
Interest bearing Public Fund deposits                15.66%         14.99%         14.37%           15.33%         14.14%
Time deposits                                        34.93%         32.01%         28.52%           32.89%         27.06%
                                               ------------- -------------- -------------- ---------------- --------------
Total deposits                                       93.90%         93.62%         91.71%           93.60%         92.34%
Other borrowed funds                                  3.92%          3.81%          5.53%            3.86%          4.84%
Other net interest-free funding sources               2.18%          2.57%          2.76%            2.54%          2.82%
                                               ------------- -------------- -------------- ---------------- --------------
Total average funding sources                       100.00%        100.00%        100.00%          100.00%        100.00%
                                               ============= ============== ============== ================ ==============

Loan mix:
Commercial/real estate loans                         59.25%         59.01%         57.11%           58.98%         56.76%
Mortgage loans                                       12.66%         12.85%         13.75%           12.82%         13.75%
Direct consumer loans                                14.16%         14.45%         15.28%           14.44%         15.53%
Indirect consumer loans                              10.77%         10.69%         11.28%           10.77%         11.58%
Finance Company loans                                 3.16%          3.00%          2.58%            2.99%          2.38%
                                               ------------- -------------- -------------- ---------------- --------------
Total loans                                         100.00%        100.00%        100.00%          100.00%        100.00%
                                               ============= ============== ============== ================ ==============

Average dollars (in thousands):
Loans                                             3,470,282     $3,371,540     $3,080,441        3,378,789     $3,015,434
Securities                                        1,668,279      1,733,869      2,334,242        1,743,641      2,254,068
Short-term investments                              120,116         67,520         94,026          139,323        255,265
                                               ------------- -------------- -------------- ---------------- --------------
Earning average assets                           $5,258,677     $5,172,929     $5,508,709       $5,261,753     $5,524,767

Noninterest bearing deposits                       $893,455       $950,637     $1,098,716         $942,360     $1,158,844
Interest bearing transaction deposits             1,383,851      1,461,092      1,590,318        1,445,384      1,666,689
Interest bearing Public Fund deposits               823,316        775,431        791,825          806,476        780,947
Time deposits                                     1,837,292      1,655,322      1,571,129        1,730,787      1,494,748
                                               ------------- -------------- -------------- ---------------- --------------
Total deposits                                    4,937,914      4,842,482      5,051,988        4,925,007      5,101,228
Other borrowed funds                                206,072        197,261        304,686          203,025        267,666
Other net interest-free funding sources             114,691        133,186        152,035          133,721        155,873
                                               ------------- -------------- -------------- ---------------- --------------
Total average funding sources                    $5,258,677     $5,172,929     $5,508,709       $5,261,753      5,524,767

Loans:
Commercial/real estate loans                     $2,055,922     $1,989,420     $1,759,173       $1,992,890     $1,711,525
Mortgage loans                                      439,458        433,310        423,610          433,006        414,768
Direct consumer loans                               491,417        487,267        470,771          487,985        468,196
Indirect consumer loans                             373,677        360,451        347,404          363,773        349,076
Finance Company loans                               109,808        101,092         79,483          101,135         71,869
                                               ------------- -------------- -------------- ---------------- --------------
Total average loans                              $3,470,282     $3,371,540     $3,080,441       $3,378,789     $3,015,434
                                               ------------- -------------- -------------- ---------------- --------------

                                                                            - more -

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                        Three Months Ended
                                    ---------------------------------------------------------------------------------------------
                                                  09/30/07                         06/30/07                     09/30/06
                                    ----------------------------------------------------------------------- ---------------------
                                     Interest      Volume        Rate  Interest     Volume     $ate  Interest    Volume     Rate
                                    ----------   ------------  ------- ---------  ----------  ------ --------  ----------  ------

Average Earning Assets
Commercial & real estate loans (TE)   $38,563     $2,055,922     7.45%   $36,689  $1,989,420   7.40%  $32,520  $1,759,173   7.34%
Mortgage loans                          6,764        439,458     6.16%     6,677     433,310   6.16%    6,411     423,610   6.05%
Consumer loans                         21,871        974,902     8.90%    20,978     948,810   8.87%   19,547     897,658   8.64%
Loan fees & late charges                  257              -     0.00%       291           -   0.00%    2,710           -   0.00%
                                     ---------   ------------  -------- --------- ----------- ------- -------- ----------- -------
  Total loans (TE)                    $67,455      3,470,282     7.72%   $64,635  $3,371,540   7.69%  $61,188  $3,080,441   7.89%

US treasury securities                    128         11,169     4.53%       414      34,141   4.87%      855      67,966   4.99%
US agency securities                   10,223        801,585     5.10%    10,987     866,747   5.07%   16,456   1,356,478   4.85%
CMOs                                      830         80,989     4.10%       948      93,145   4.07%    1,439     145,494   3.96%
Mortgage backed securities              6,557        513,545     5.11%     5,847     469,500   4.98%    6,231     511,372   4.87%
Municipals (TE)                         2,634        195,956     5.38%     2,653     196,861   5.39%    2,936     174,744   6.72%
Other securities                          817         65,035     5.03%       932      73,475   5.07%    1,042      78,188   5.33%
                                     ---------   ------------  -------- --------- ----------- ------- -------- ----------- -------
  Total securities (TE)                21,189      1,668,279     5.08%    21,781   1,733,869   5.03%   28,959   2,334,242   4.96%

  Total short-term investments          1,389        120,116     4.59%       788      67,520   4.68%    1,128      94,026   4.76%

  Average earning assets yield (TE)   $90,033      5,258,677     6.81%   $87,204   5,172,929   6.76%  $91,275  $5,508,709   6.60%

Interest-bearing Liabilities
Interest-bearing transaction deposits  $4,682     $1,383,851     1.34%    $4,913  $1,461,092   1.35%   $3,955  $1,590,318   0.99%
Time deposits                          21,295      1,837,292     4.60%    18,555   1,655,322   4.50%   16,352   1,571,129   4.13%
Public Funds                            8,753        823,316     4.22%     8,439     775,431   4.37%    8,629     791,825   4.32%
                                     --------- -------------- --------- --------- ----------- ------- -------- ----------- -------
   Total interest bearing deposits    $34,730      4,044,459     3.41%   $31,907  $3,891,845   3.29%  $28,936  $3,953,272   2.90%

  Total borrowings                      1,892        206,072     3.64%     1,814     197,261   3.65%    3,202     304,686   4.17%

  Capitalized Interest                  (155)                              (327)                         (150)

  Total interest bearing liab cost     36,467     $4,250,531     3.40%    33,394  $4,089,106   3.28%  $31,988  $4,257,958   2.98%

Noninterest-bearing deposits                         893,455                         950,637                    1,098,716
Other net interest-free funding sources              114,691                         133,186                      152,035

Total Cost of Funds                    36,467     $5,258,677     2.75%    33,394  $5,172,929   2.59%  $31,988  $5,508,709   2.30%

Net Interest Spread (TE)              $53,566                    3.41%   $53,810               3.48%  $59,287               3.62%

Net Interest Margin (TE)              $53,566     $5,258,677     4.06%   $53,810  $5,172,929   4.17%  $59,287  $5,508,709   4.29%

                                                                 - more -

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                      Nine Months Ended
                                       --------------------------------------------------------------------------------
                                                       9/30/2007                                9/30/2006
                                       -------------------------------------    ---------------------------------------
                                        Interest        Volume       Rate         Interest        Volume         Rate
                                       ----------    -----------    --------   ------------    ------------    --------

Average Earning Assets
Commercial & real estate loans (TE)     $110,483      $1,992,890     7.41%         $91,769      $1,711,525       7.17%
Mortgage loans                            19,950         433,006     6.14%          18,289         414,768       5.88%
Consumer loans                            63,045         952,893     8.85%          55,376         889,141       8.33%
Loan fees & late charges                     992               -     0.00%           7,506               -       0.00%
                                       ----------    ------------   ------- ---------------    ------------    --------
  Total loans (TE)                       194,470      $3,378,789     7.69%         172,940      $3,015,434       7.66%

US treasury securities                     1,278          35,083     4.87%           1,936          56,722       4.56%
US agency securities                      32,966         869,107     5.06%          46,196       1,299,845       4.74%
CMOs                                       2,882          93,941     4.09%           4,874         164,723       3.95%
Mortgage backed securities                17,887         476,077     5.01%          17,393         491,177       4.72%
Municipals (TE)                            8,148         197,200     5.51%           8,344         165,533       6.72%
Other securities                           2,671          72,233     4.93%           2,859          76,068       5.01%
                                       ----------    ------------   ------- ---------------    ------------    --------
  Total securities (TE)                   65,832       1,743,641     5.03%          81,602       2,254,068       4.83%

  Total short-term investments             5,060         139,323     4.86%           8,684         255,265       4.55%

  Average earning assets yield (TE)     $265,362      $5,261,753     6.74%        $263,226      $5,524,767       6.36%

Interest-Bearing Liabilities
Interest-bearing transaction deposits    $14,360      $1,445,384     1.33%         $11,001      $1,666,689       0.88%
Time deposits                             58,871       1,730,787     4.55%          43,809       1,494,748       3.92%
Public Funds                              26,221         806,476     4.35%          24,036         780,947       4.11%
                                       ----------    ------------   ------- ---------------    ------------    --------
  Total interest bearing deposits        $99,452      $3,982,647     3.34%         $78,846      $3,942,384       2.67%

  Total borrowings                         5,589         203,025     3.68%           7,298         267,666       3.65%

  Capitalized Interest                     (872)                                     (247)

  Total interest bearing liab cost       104,169      $4,185,672     3.33%         $85,897      $4,210,050       2.73%

Noninterest-bearing deposits                             942,360                                 1,158,844
Other net interest-free funding sources                  133,721                                   155,873

Total Cost of Funds                      104,169      $5,261,753     2.65%         $85,897      $5,524,767       2.08%

Net Interest Spread (TE)                $161,193                     3.41%        $177,329                       3.64%

Net Interest Margin (TE)                $161,193      $5,261,753     4.09%        $177,329      $5,524,767       4.28%

                                                                   - more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                         2005                      2006                                 2007
                                                  ---------- ----------------------------------------  ----------------------------
                                                     4Q          1Q       2Q         3Q        4Q          1Q       2Q        3Q
                                                  ---------- -------- ---------  ---------  ---------  --------- --------- --------
Per Common Share Data

Earnings per share:
    Basic                                             $0.59     $0.68     $0.68      $1.11      $0.67     $0.59     $0.63     $0.55
    Diluted                                           $0.58     $0.67     $0.66      $1.08      $0.65     $0.58     $0.62     $0.55
Cash dividends per share                             $0.195    $0.195    $0.220     $0.240     $0.240    $0.240    $0.240    $0.240
Book value per share (period-end)                    $14.78    $15.06    $15.12     $16.64     $17.09    $17.27    $17.13    $17.55
Tangible book value per share (period-end)           $12.55    $12.85    $12.94     $14.47     $14.87    $15.05    $14.90    $15.32
Weighted average number of shares:
    Basic                                            32,313    32,393    32,531     32,566     32,632    32,665    32,233    32,005
    Diluted                                          32,980    33,088    33,322     33,333     33,378    33,299    32,749    32,492
Period-end number of shares                          32,301    32,494    32,555     32,584     32,666    32,518    32,094    31,786
Market data:
    High closing price                               $39.90    $46.67    $57.19     $56.79     $56.00    $54.09    $44.37    $43.90
    Low closing price                                $31.08    $37.75    $44.02     $49.71     $50.85    $41.88    $37.50    $32.78
    Period end closing price                         $37.81    $46.52    $56.00     $53.55     $52.84    $43.98    $37.55    $40.08
    Trading volume                                    6,829     3,990     8,737      8,135      6,393     8,577    11,614    10,290

Other Period-end Data

FTE headcount                                         1,735     1,768     1,777      1,788      1,848     1,929     1,944     1,966
Tangible common equity                             $405,216  $417,684  $421,369   $471,387   $485,778  $489,430  $478,085  $486,871
Tier I capital                                     $420,281  $440,302  $457,738   $487,668   $510,638  $513,229  $510,096  $508,554
Goodwill                                            $61,418   $61,418   $59,060    $59,708    $62,277   $62,277   $62,277   $62,277
Amortizable intangibles                              $9,204    $8,725   $10,575     $9,913     $9,414    $8,991    $8,607    $8,195
Mortgage servicing intangibles                       $1,577    $1,384    $1,256     $1,093       $941      $829      $729      $632
Common shares repurchased for publicly
  announced plans                                         -        17        22          -          -       228       433       343

Performance Ratios

Return on average assets                              1.39%     1.49%     1.45%      2.36%      1.44%     1.32%     1.42%     1.21%
Return on average common equity                      15.98%    18.34%    17.89%     27.58%     15.54%    13.77%    14.53%    12.58%
Earning asset yield (TE)                              6.14%     6.17%     6.32%      6.60%      6.54%     6.64%     6.76%     6.81%
Total cost of funds                                   1.70%     1.88%     2.05%      2.30%      2.48%     2.60%     2.59%     2.75%
Net interest margin (TE)                              4.44%     4.30%     4.27%      4.29%      4.06%     4.04%     4.17%     4.06%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss), gain on sale of credit card
  merchant and securities transactions               56.89%    58.30%    59.13%     58.76%     59.79%    61.12%    61.27%    65.18%
Common equity (period-end) as
  a percent of total assets (period-end)              8.02%     7.82%     8.00%      8.86%      9.36%     9.61%     9.36%     9.45%
Leverage (Tier I) ratio                               7.85%     7.45%     7.59%      8.15%      8.63%     8.80%     9.01%     8.82%
Tangible common equity ratio                          6.89%     6.75%     6.92%      7.79%      8.24%     8.48%     8.24%     8.34%
Net charge-offs as a
  percent of average loans                            0.41%    -0.01%     0.40%      0.34%      0.19%     0.18%     0.18%     0.21%
Allowance for loan losses as
  a percent of period-end loans                       2.51%     2.51%     2.35%      1.55%      1.44%     1.41%     1.35%     1.31%
Allowance for loan losses to
  NPAs + loans 90 days past due                     195.50%   432.85%   457.10%    494.65%    694.67%   413.60%   410.98%   335.22%
Loan/deposit ratio                                   66.44%    59.00%    57.40%     60.97%     64.34%    65.91%    69.62%    70.28%
Noninterest income excluding
  net storm-related gain/(loss), gain on sale of
  credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                              29.68%    29.92%    30.28%     30.18%     33.14%    32.48%    35.94%    36.27%

                                                                     - more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                2005                        2006                                    2007
                                      ----------- --------------------------------------------- ----------------------------------
                                           4Q          1Q         2Q         3Q          4Q          1Q         2Q          3Q
                                      ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Asset Quality Information

Non-accrual loans                        $10,617      $8,676      $7,237     $5,179      $3,500      $4,494     $7,544      $8,500
Foreclosed assets                          1,898       1,779       1,606        970         681         718      1,146       1,374
                                      ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Total non-performing assets              $12,515     $10,455      $8,843     $6,149      $4,181      $5,212     $8,690      $9,874
Non-performing assets as a percent
  of loans and foreclosed assets           0.42%       0.35%       0.29%      0.20%       0.13%       0.16%      0.25%       0.28%

Accruing loans 90 days past due          $25,622      $6,632      $6,681     $3,626      $2,552      $6,035     $2,558      $3,819
Accruing loans 90 days past due as
  a percent of loans                       0.86%       0.22%       0.22%      0.12%       0.08%       0.18%      0.07%       0.11%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                        1.28%       0.57%       0.51%      0.31%       0.21%       0.34%      0.33%       0.39%

Net charge-offs                           $3,104      ($108)      $3,001     $2,608      $1,523      $1,466     $1,528      $1,880
Net charge-offs as
  a percent of average loans               0.41%      -0.01%       0.40%      0.34%       0.19%       0.18%      0.18%       0.21%

Allowance for loan losses                $74,558     $73,961     $70,960    $48,352     $46,772     $46,517    $46,227     $45,901
Allowance for loan losses as a
  percent of period-end loans              2.51%       2.51%       2.35%      1.55%       1.44%       1.41%      1.35%       1.31%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due        195.50%     432.85%     457.10%    494.65%     694.67%     413.60%    410.98%     335.22%

Provision for (recovery of) loan
  losses                                  $1,079      ($705)           -  ($20,000)       ($57)      $1,211     $1,238      $1,554

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                $332    ($1,769)        $620       $522      ($137)        $168      ($63)       ($58)
Mortgage loans                               (7)         181          28        367        (11)          23       (22)           -
Direct consumer loans                      1,831         579       1,681      1,003         493         110        617         864
Indirect consumer loans                      272         653         391        294         395         676        471         314
Finance company loans                        676         248         281        422         783         489        525         760
                                      ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Total net charge-offs                     $3,104      ($108)      $3,001     $2,608      $1,523      $1,466     $1,528      $1,880
                                      ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------

Average loans:
Commercial/real estate loans          $1,660,804  $1,674,706  $1,699,768 $1,759,173  $1,855,506  $1,931,966 $1,989,420  $2,055,922
Mortgage loans                           442,977     410,023     410,522    423,610     428,674     426,103    433,310     439,459
Direct consumer loans                    489,150     469,832     463,977    470,771     479,087     485,201    487,267     491,417
Indirect consumer loans                  342,203     351,405     348,463    347,404     350,829     357,008    360,451     373,677
Finance Company loans                     63,663      64,495      71,461     79,483      86,965      92,315    101,092     109,807
                                      ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Total average loans                   $2,998,797  $2,970,461  $2,994,191 $3,080,441  $3,201,061  $3,292,593 $3,371,540  $3,470,282

Net charge-offs to average loans:
Commercial/real estate loans               0.08%      -0.43%       0.15%      0.12%      -0.03%       0.04%     -0.01%      -0.01%
Mortgage loans                            -0.01%       0.18%       0.03%      0.34%      -0.01%       0.02%     -0.02%       0.00%
Direct consumer loans                      1.49%       0.50%       1.45%      0.85%       0.41%       0.09%      0.51%       0.70%
Indirect consumer loans                    0.32%       0.75%       0.45%      0.34%       0.45%       0.77%      0.52%       0.33%
Finance Company loans                      4.21%       1.56%       1.58%      2.11%       3.57%       2.15%      2.08%       2.74%
                                      ----------- ----------- ---------------------- ----------- ---------------------- -----------
Total net charge-offs to average
  loans                                    0.41%      -0.01%       0.40%      0.34%       0.19%       0.18%      0.18%       0.21%
                                      ----------- ----------- ---------------------- ----------- ---------------------- -----------

                                                                    - more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                       2005                  2006                             2007
                                                --------- ------------------------------------ ----------------------------
                                                   4Q        1Q      2Q        3Q        4Q       1Q       2Q         3Q
                                                --------- ------- -------- ---------  -------- -------- --------  ---------
Income Statement

Interest income                                  $73,430  $81,590  $86,403   $89,233   $87,103  $85,708  $84,937    $87,661
Interest income (TE)                              75,433   83,570   88,382    91,275    89,366   88,124   87,204     90,033
Interest expense                                  20,911   25,273   28,636    31,988    33,966   34,308   33,394     36,467
                                                --------- ------- -------- ---------  -------- -------- --------  ---------
Net interest income (TE)                          54,522   58,297   59,746    59,287    55,400   53,816   53,810     53,566
Provision for (recovery of) loan losses            1,079    (705)        -   20,000)      (57)    1,211    1,238      1,554
Noninterest income excluding net storm-related
 gain/(loss) and securities transactions          23,016   24,890   25,942    25,627    27,460   25,889   30,193     30,485
Net storm-related gain/(loss)                    (5,692)        -        -         -     5,084        -        -          -
Securities transactions gains/(losses)              (27)      118        -       110   (5,396)        6       34         34
Noninterest expense                               44,625   49,165   51,172    50,337    50,042   49,140   51,857     55,196
                                                --------- ------- -------- ---------  -------- -------- --------  ---------
Income before income taxes                        24,112   32,865   32,537    52,645    30,300   26,944   28,675     24,963
Income tax expense                                 5,047   10,854   10,539    16,614     8,538    7,715    8,352      7,224
                                                --------- ------- -------- ---------  -------- -------- --------  ---------
Net income                                       $19,065  $22,011  $21,998   $36,031   $21,762  $19,229   20,323    $17,739
                                                ========= ======= ======== =========  ======== ======== ========  =========

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts               $6,850   $7,884   $9,223    $9,719    $9,402   $9,190  $10,471    $11,085
Trust fees                                         2,946    3,079    3,409     3,174     3,624    3,693    4,124      3,892
Debit card & merchant fees                         1,717    1,709    1,863     1,744     1,983    1,778    2,171      2,025
Insurance fees                                     4,837    5,159    4,596     4,145     5,346    4,369    5,033      4,256
Investment & annuity fees                          1,037    1,264    1,591     1,595     1,519    1,978    2,018      2,253
ATM fees                                             805    1,294    1,273     1,223     1,215    1,324    1,358      1,434
Secondary mortgage market operations                 670      817      749     1,018       945      911    1,116        935
Other income                                       4,154    3,684    3,238     3,009     3,426    2,646    3,902      4,605
                                                --------- ------- -------- ---------  -------- -------- --------  ---------
Noninterest income excluding net storm-related
  gain/(loss) and securities transactions        $23,016  $24,891  $25,941   $25,627   $27,460  $25,889  $30,193    $30,485
Net storm-related gain/(loss)                    (5,692)        -        -         0     5,084        -        -          -
Securities transactions gains/(losses)              (27)      118        -       110   (5,396)        6       34         34
                                                --------- -------- -------- --------- --------- -------- -------- ----------
Total noninterest income including storm-related
  gain/(loss) and securities transactions        $17,298  $25,008  $25,942   $25,737   $27,148  $25,895  $30,227    $30,519
                                                ========= ======== ======== ========= ========= ======== ======== ==========
Personnel expense                                $24,580  $26,202  $26,400   $27,059   $24,092  $26,563  $24,837    $28,531
Occupancy expense (net)                            3,237    3,659    3,474     2,882     3,335    4,073    4,469      4,731
Equipment expense                                  2,511    2,668    2,816     2,647     2,665    2,272    2,768      2,814
Other operating expense                           13,780   15,961   17,975    17,304    19,451   15,809   19,399     18,708
Amortization of intangibles                          518      675      507       445       499      423      384        412
                                                --------- -------- -------- --------- --------- -------- -------- ----------
Total noninterest expense                        $44,626  $49,165  $51,172   $50,337   $50,042  $49,140  $51,857    $55,196

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